UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Service Corporation International

(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 8, 2012, Service Corporation International (“SCI”) issued a press release that it had completed the public offering of $200,000,000 aggregate principal amount of its 4.5% Senior Notes due 2020 (the “Notes”). In connection with the offering, SCI entered into an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of the underwriters named therein, dated November 5, 2012 (the “Underwriting Agreement”).

SCI registered the sale of the Notes with the SEC pursuant to an automatic shelf Registration Statement on Form S-3 (Registration No. 333-184087) filed on September 25, 2012 (the “Registration Statement”). SCI will use the net proceeds from the offering, along with a borrowing of approximately $9.6 million under its second amended and restated credit facility, to redeem all of its outstanding 7 3/8% Senior Notes due 2014.

The terms of the Notes are governed by the Indenture dated as of February 1, 1993 (the “Original Indenture”), between SCI and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), as supplemented by the Tenth Supplemental Indenture, dated as of November 8, 2012 (the “Tenth Supplemental Indenture”; the Original Indenture, as amended and supplemented by the Tenth Supplemental Indenture, the “Indenture”).

The Notes will mature on November 15, 2020, and interest is payable on the Notes on each May 15 and November 15, commencing on May 15, 2013. The record date is May 1 and November 1. SCI may redeem some or all of the Notes at any time prior to November 15, 2015 at a redemption price equal to 100% principal amount plus a “make-whole” premium, plus accrued and unpaid interest, if any, to the date of redemption. On or after November 15, 2015, SCI may redeem the notes at its option, at any time, in whole or in part, at the redemption price specified in the Tenth Supplemental Indenture. If SCI experiences a change of control, as described in the Indenture, each holder of the Notes will have the right to require SCI to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of such repurchase.

The Notes will be SCI’s general unsecured obligations and will rank equal in right of payment with all of SCI’s other unsubordinated indebtedness and senior in right of payment to any of SCI’s future subordinated indebtedness. The Notes will be effectively subordinated to all of SCI’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness and to all indebtedness and other obligations of SCI’s subsidiaries, whether secured or not secured, including subsidiary guarantees of obligations under SCI’s amended and restated senior credit facility.

Under the Indenture, SCI has agreed to certain restrictions on its ability to create or incur liens and to enter into certain sale/leaseback transactions. These covenants are subject to important exceptions and qualifications.

The Indenture contains customary events of default. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the unpaid principal of, the optional redemption premium, if any, and accrued and unpaid interest, if any, on the Notes to be due and payable.

Other material terms of the Notes, the Original Indenture and the Tenth Supplemental Indenture are described in the prospectus supplement, dated November 5, 2012, as filed by SCI with the Securities and Exchange Commission (the “SEC”) on November 5, 2012. The foregoing descriptions of the Underwriting Agreement, Original Indenture, the Tenth Supplemental Indenture and the Notes are qualified in their entirety by reference to such Underwriting Agreement, Original Indenture and Tenth Supplemental Indenture (including the form of Notes attached thereto), copies of which are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description contained under Item 1.01 above is incorporated by reference in its entirety into this Item 2.03.

Item 7.01 Regulation FD Disclosure

A copy of the press release referenced above is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

SCI also announced today that it intends to redeem approximately $181 million aggregate principal amount of its Series A 7 3/8% Senior Notes due 2014 as described above. The redemption price will be 111.87% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date, which is December 8, 2012. Settlement will occur on December 10, 2012. Pursuant to the terms of the indenture, the Bank of New York Mellon Trust Company, N.A., acting as Trustee, sent notices to all Holders of the Notes on November 8, 2012. The Trustee is the redemption agent/paying agent and may be reached at Corporate Trust, 601 Travis, 16th Floor, Houston, Texas 77002.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell SCI’s 7 3/8% Senior Notes due 2014. This press release does not constitute a notice of redemption pursuant to the indenture governing the notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 5, 2012, among Service Corporation International and J.P. Morgan Securities LLC

4.1	Indenture, dated Februrary 1, 1993, among Service Corporation International and The Bank of New York Mellon Trust Company, N.A., Trustee for Debt Securities (incorporated by reference to Exhibit 4.1 to Form S-4 filed September 2, 2004 (File No. 333-118763))

4.2	Tenth Supplemental Indenture, dated November 8, 2012, between Service Corporation International and The Bank of New York Mellon Trust Company, N.A., Trustee for the 4.5% Senior Notes due 2020.

4.3	Form of 4.5% Senior Notes due 2020 (included in Exhibit 4.2)

5.1	Opinion of Locke Lord LLP

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1)

99.1	Press Release dated November 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2012	SERVICE CORPORATION INTERNATIONAL

	By:	/s/ Gregory T. Sangalis
		Name:	Gregory T. Sangalis
		Title:	Senior Vice President, General Counsel and Secretary